Item 1. Report to Shareholders

DECEMBER 31, 2004

NEW ERA FUND

Annual Report

T. ROWE PRICE

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

Fellow Shareholders

The stock market picked up steam in the second half of 2004, contributing to a robust return of nearly 11% for the S&P 500 Stock Index, despite ongoing turmoil in Iraq, rising government and trade deficits, a weak U.S. dollar, and significantly higher energy costs. Corporate profit growth was generally strong, and consumer spending grew at a record pace. In dollar terms, many resource prices rose to levels not seen in a decade or more, though as the dollar strengthened in the fourth quarter, they gave back some of their gains. Oil's decline from its October peak was long anticipated and a catalyst to the broad market's fourth-quarter rally.

PERFORMANCE COMPARISON

Your fund once again outperformed the broad stock market in 2004, underpinned by strong energy and other resource markets. Results lagged the Lipper index of comparable funds, however, as shown in the table. For the most recent six months, the fund finished well ahead of the broad market but narrowly trailed its average competitor. Over the six-month period, most resource categories outperformed the market, but our holdings in Wal-Mart and the forest products and paper industry hindered results versus our competition. For the year as a whole, only precious and base metals underperformed the S&P 500, but our lower energy weighting, particularly among volatile exploration companies, hurt results relative to our peers.


PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/04          6 Months        12 Months
--------------------------------------------------------------------------------

New Era Fund                      20.12%           30.09%

S&P 500 Stock Index                7.19            10.88

Lipper Natural Resources
Funds Index                       20.57            35.25

YEAR-END DISTRIBUTIONS

On December 13, 2004, your Board of Directors declared an income dividend of $0.23 per share, payable on December 15, 2004. On the same day, a $1.46 per share capital gain distribution was declared; $1.37 of this distribution was long-term capital gains. You should have received your check or statement reflecting these distributions as well as Form 1099-DIV summarizing this information for 2004 tax purposes.

ECONOMIC AND MARKET ENVIRONMENT

Inflation remains subdued with the consumer price index currently at a 3.3% annual rate, though this exceeds the cost of borrowing as represented by the federal funds rate of 2.25%. This means that even though the Federal Reserve has raised this key short-term rate by a quarter point at each of its last five meetings, real interest rates (the nominal rate minus inflation) are still negative. At the December Fed meeting, some board members expressed concerns that this continued accommodative policy was leading to increased speculation in various markets--narrow credit spreads, a surge in mergers and acquisitions, more initial public stock offerings, and risky real estate purchases. So far, there is little evidence of the conditions that characterized the Internet/telecommunications bubble of a few years ago, but it remains a painful memory, and the Fed wishes to avoid a repetition. As the recovery matures, worker productivity--which offsets inflation--typically declines as employment increases. With labor representing 75% of unit production costs, corporations will have to regain pricing power to maintain profit growth, in turn creating inflationary pressure.

Economic growth is decelerating in much of the developed world, including Europe, Japan, and South Korea. It is also moderating in the U.S., but to a comfortable, sustainable rate. Emerging markets remain strong, with Eastern Europe, Latin America, and China still exhibiting high single-digit GDP growth, resulting in strong demand for most natural resources. One of the ironies of the rise in resource prices is that they have generally been strong only in dollar terms. The CRB Futures Index, which tracks commodity prices worldwide, is up 48% in dollar terms since the beginning of 2002, but it has actually declined 3% in euros. Even the impact of high oil prices has been subdued by the weakness of the dollar against most currencies. Furthermore, the differential in pricing for oil quality has widened significantly: The lower-quality oil products used for industrial purposes in most emerging industrial economies have hardly risen at all, whereas the more mature economies generally depend upon high-quality and more expensive light oil for producing low-emission transportation and heating fuels.

Oil ended 33% higher in dollar terms for the year, but well below the October high when it reached $55 per barrel. Inventories are being rebuilt as OPEC raised production to near peak capacity. Still, the combination of new non-OPEC capacity and increased OPEC capacity will barely keep up with demand in 2005, though there should be less volatility, barring geopolitical flare-ups and the resultant speculative activity. Over the next few years, we expect oil prices to settle back into a range of $28 to $32 per barrel.

Other commodity prices were also very strong, with copper up 43%, aluminum up 26%, and potash near an all-time high. There was some weakness in the metals complex toward the end of the year as speculative activity slowed and inventories were run down. It was largely precipitated by a dollar rally caused by threats of intervention by the European Union and Japan along with some belief that the Fed would begin raising rates more aggressively.

China remains a major factor in the resource markets, and not simply as a growing source of demand. China's leaders have recognized the economy's growing dependence on external resources and have begun to invest abroad directly in energy, iron ore, coal, and metals. The Chinese government is competing against the Japanese for a share of production from Siberia after failing to get a piece of a major new field in Kazakhstan. Moreover, India has also become concerned about energy availability and is striking similar deals with countries such as Iran. These two rapidly developing countries are likely to outbid the kind of companies we invest in for such assets. This could actually benefit these companies by preventing them from making expensive and unwise acquisitions; it could also result in windfalls from asset sales or even acquisitions of companies represented in our portfolio.

PORTFOLIO REVIEW

Except for precious and base metals, all of the sectors we invest in outperformed the market. Potash Corp./Saskatchewan, the leading producer of potash, which is used as fertilizer, was the fund's top contributor, particularly in the second half. The stock soared more than 71% on strong product demand and pricing. Another Canadian company, zinc producer Teck Cominco, benefited from China's transition from exporter to importer of the metal, and was another key contributor for both the six months and year. Two diversified iron ore and other metals producers, Companhia Vale do Rio Doce of Brazil and BHP Billiton of Australia, were also significant contributors, further demonstrating the value of global investing in resources. Nucor, a domestic producer of steel from scrap, was one of the top contributors for the half and the full year as well. Diamond Offshore Drilling and Transocean, two of the largest deepwater contract drillers, benefited from higher utilization and day rates, which translated into better earnings for the companies and solid contributions to the fund. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents in the portfolio.)

Oil company Yukos was by far the fund's biggest detractor, as the Russian government continued to destroy and dismantle the company as a vendetta against the management's involvement in politics. We eliminated our holding before things went from bad to worse. Smurfit-Stone Container and International Paper were also poor performers as paper fundamentals turned negative with the dollar's year-end rally. For the year, our investment in Newmont Mining turned out to be a disappointment, even though gold rose 5% and in December reached its highest level since mid-1988. Alcoa suffered as well, despite the 26% rise in aluminum prices as costs--especially energy--rose, and converted product prices did not increase commensurately with the rise in the primary metal. Nickel prices actually peaked early in the year, and consequently our holdings in Inco and JSC~MMC Norilsk Nickel were disappointing.

[Graphic Omitted]

INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

Energy                          47%

Forest Products                 15%

Metals and Mining               14%

Other and  Reserves             11%

Precious Metals                  5%

Diversified  Resources           4%

Building and Real Estate         3%

Non-resources                    1%


Based on net assets as of 12/31/04.

Historical weightings reflect current industry/sector classifications.


We took profits in International Steel Group, purchased in the second half of 2003, when a takeover offer emerged for the steel company. We also eliminated Steel Dynamics, another successful investment in the industry. We reduced our position in Agrium, one of our agriculture-related investments, but we initiated a position in Deere, expecting that higher farm income will lead to spending on agricultural machinery. We initiated a position in Statoil ASA, the leading Norwegian integrated oil company, because we believe it has profitable growth opportunities.

OUTLOOK

The continued federal budget and trade deficits will keep downward pressure on the dollar unless the European Union changes its policy, which currently emphasizes the battle against inflation rather than using low rates to stimulate its regional economies. Dollar weakness will keep gold and many commodity prices high in dollar terms, though supply is so tight that they may also begin to rise in local currency terms (that is, in the euro, pound sterling, and yen). The primary risk to the continuation of a weak dollar is Federal Reserve policy. If the Fed becomes concerned that negative real rates will lead to speculative financial activity, it may become more aggressive on raising short-term rates. This could lead to a stronger dollar, which would hurt gold prices but still allow other resource commodities to strengthen--unless, of course, higher interest rates actually slow the economy. A related, smaller risk is that EU and other countries could attempt to improve their export positions by lowering rates. This would weaken their own currencies and cause considerable volatility in global currencies and promote isolationist economic policies.

The major positive for most of our resource investments--limited supply growth in the face of rising demand--remains intact and will support strong commodity prices and earnings for producers. However, during this period of strong cash generation, we must be watchful that companies maintain financial discipline, and we must be selective on that basis. We will primarily invest in companies that are willing to return some of that cash to shareholders or invest it in good-quality, low-cost resource opportunities.

Respectfully submitted,

Charles M. Ober
President and chairman of the Investment Advisory Committee

January 20, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

RISKS OF STOCK INVESTING

The fund's share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------

Newmont Mining                                                              2.7%

Potash Corp./Saskatchewan                                                   2.6

Teck Cominco                                                                2.6

Murphy Oil                                                                  2.5

Companhia Vale do Rio Doce                                                  2.5
--------------------------------------------------------------------------------

Nucor                                                                       2.5

ExxonMobil                                                                  2.4

BP                                                                          2.4

BHP Billiton                                                                2.4

Royal Dutch Petroleum                                                       2.4
--------------------------------------------------------------------------------

Diamond Offshore Drilling                                                   2.2

Transocean                                                                  2.1

Baker Hughes                                                                2.0

Total                                                                       2.0

ConocoPhillips                                                              2.0
--------------------------------------------------------------------------------

Devon Energy                                                                1.9

International Paper                                                         1.7

Schlumberger                                                                1.6

Deere                                                                       1.6

Statoil ASA                                                                 1.4
--------------------------------------------------------------------------------

Amerada Hess                                                                1.4

Rio Tinto                                                                   1.4

ENI S.p.A.                                                                  1.3

Dow Chemical                                                                1.3

BJ Services                                                                 1.3
--------------------------------------------------------------------------------

Total                                                                      50.2%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/04

Largest Purchases                       Largest Sales
--------------------------------------------------------------------------------

Deere *                                 International Steel Group **

Statoil ASA *                           Rouse **

Companhia Vale do Rio Doce              Steel Dynamics **

Nova Chemicals *                        Agrium

BHP Billiton                            EOG Resources

International Paper                     OAO Gazprom

UAP *                                   Yukos-ADR **

Abitibi Consolidated *                  Hydril

Petroleo Brasileiro *                   Tidewater

DuPont                                  Nucor


 * Position added
** Position eliminated

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

NEW ERA FUND
--------------------------------------------------------------------------------

As of 12/31/04

New Era Fund    $33,987

S&P 500 Stock Index     $31,258

Lipper Natural Resources Fund Index     $33,664

                                                                 Lipper Natural
                                                   S&P 500            Resources
                            New Era Fund       Stock Index           Fund Index

12/94                     $       10,000   $        10,000      $        10,000

12/95                             12,076            13,758               12,394

12/96                             15,004            16,917               15,973

12/97                             16,650            22,561               18,327

12/98                             15,005            29,008               14,090

12/99                             18,189            35,112               18,813

12/00                             21,894            31,915               24,311

12/01                             20,941            28,122               21,252

12/02                             19,613            21,907               19,716

12/03                             26,126            28,190               24,890

12/04                             33,987            31,258               33,664


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/04                        1 Year      5 Years       10 Years
--------------------------------------------------------------------------------

New Era Fund                                  30.09%       13.32%         13.01%

S&P 500 Stock Index                           10.88        -2.30          12.07

Lipper Natural Resources Funds Index          35.25        12.34          12.91

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

                                 Beginning           Ending        Expenses Paid
                             Account Value    Account Value       During Period*
                                    7/1/04         12/31/04   7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Actual                              $1,000        $1,201.20                $3.76

Hypothetical (assumes 5%
return before expenses)              1,000         1,021.72                 3.46

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.68%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                   Year
                                  Ended
                               12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period             $ 27.22   $ 20.63   $ 22.24   $ 24.30   $ 21.80

Investment activities

  Net investment income (loss)     0.24      0.25      0.23      0.27      0.31

  Net realized and
  unrealized gain (loss)           7.91      6.59     (1.64)    (1.38)     3.99

  Total from
  investment activities            8.15      6.84     (1.41)    (1.11)     4.30

Distributions

  Net investment income           (0.23)    (0.25)    (0.20)    (0.27)    (0.29)

  Net realized gain               (1.46)         -         -    (0.68)    (1.51)

  Total distributions             (1.69)    (0.25)    (0.20)    (0.95)    (1.80)

NET ASSET VALUE

End of period                    $33.68    $27.22    $20.63    $22.24  $  24.30
                                 -----------------------------------------------

Ratios/Supplemental Data

Total return^                     30.09%    33.20%   (6.34)%   (4.35)%    20.37%

Ratio of total expenses to
average net assets                 0.69%     0.72%     0.72%     0.72%     0.72%

Ratio of net investment
income (loss) to average
net assets                         0.87%     1.13%     1.03%     1.11%     1.29%

Portfolio turnover rate            19.2%     17.7%     11.5%     17.9%     28.5%
Net assets, end of period
(in millions)                   $ 2,148   $ 1,332   $   985   $ 1,070   $ 1,195


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

PORTFOLIO OF INVESTMENTS (1)                         Shares/$ Par          Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS   93.2%

CONSUMER & SERVICE   1.0%

Merchandising   1.0%

Wal-Mart                                                  376,300         19,876

Total Consumer & Service                                                  19,876


NATURAL RESOURCE-RELATED   92.2%

Agriculture   7.0%

Agrium                                                    765,700         12,902

Deere                                                     455,800         33,911

Delta & Pine Land                                         539,300         14,712

Mosaic *                                                1,322,100         21,577

Potash Corp./Saskatchewan                                 684,200         56,830

UAP *                                                     635,000         10,966

                                                                         150,898

Building & Real Estate   2.9%

AMB Property, REIT                                        300,000         12,117

Archstone-Smith Trust, REIT                               280,000         10,724

Boston Properties, REIT                                   155,000         10,024

Camden Property Trust, REIT                               190,000          9,690

Catellus Development, REIT                                337,702         10,333

Duke Realty, REIT                                         300,000         10,242

                                                                          63,130

Chemicals   4.1%

Dow Chemical                                              563,100         27,879

DuPont                                                    431,376         21,159

Lyondell Chemical                                         866,495         25,059

Nova Chemicals                                            280,400         13,263

                                                                          87,360

Diversified Metals   12.1%

Alcoa                                                     505,700         15,889

BHP Billiton (AUD)                                      4,282,300         51,248

Companhia Vale do Rio Doce ADR                            480,000         11,702

Companhia Vale do Rio Doce ADR
(1 ADR represents 1 common share)                       1,475,000         42,790

Nucor                                                   1,008,000         52,759

Rio Tinto (GBP)                                           999,100         29,344

Teck Cominco, Class B (CAD)                             1,839,300         56,443

                                                                         260,175

Diversified Resources   4.2%

Arch Coal                                                 768,700         27,320

Burlington Northern Santa Fe                              220,400         10,427

Massey                                                    262,600          9,178

Peabody Energy                                            150,900         12,209

Penn Virginia                                             342,100         13,879

St. Joe                                                   171,000         10,978

Union Pacific                                              84,500          5,683

                                                                          89,674

Forest Products   8.0%

Abitibi Consolidated                                    1,460,000         10,103

Bowater                                                   453,600         19,945

International Paper                                       877,600         36,859

Kimberly-Clark                                            167,800         11,043

MeadWestvaco                                              662,300         22,445

Neenah Paper *                                              5,084            166

Packaging Corp. of America                                720,000         16,956

Potlatch                                                  290,500         14,694

Smurfit-Stone Container *                               1,109,765         20,730

Weyerhaeuser                                              274,100         18,425

                                                                         171,366

Gas Transmission & Distribution   0.4%

OAO Gazprom ADR, 144A                                     232,400          8,308

                                                                           8,308

Integrated Petroleum-Domestic   8.1%

Amerada Hess                                              357,000         29,410

ConocoPhillips                                            485,080         42,119

Kerr-McGee                                                329,600         19,048

Marathon Oil                                              378,100         14,220

Murphy Oil                                                680,000         54,706

Unocal                                                    312,200         13,500

                                                                         173,003

Integrated Petroleum-International   13.9%

BP ADR                                                    893,500         52,180

ChevronTexaco                                             455,400         23,913

ENI S.p.A. ADR                                            223,400         28,113

ExxonMobil                                              1,026,300         52,608

Lukoil ADR                                                 60,400          7,422

Petroleo Brasileiro (Petrobras) ADR                       310,800         11,254

Royal Dutch Petroleum ADS                                 890,500         51,097

Statoil ASA (NOK)                                       1,940,000         30,299

Total ADR                                                 387,448         42,557

                                                                         299,443

Non-Ferrous Metals   1.9%

Inco *                                                    456,800         16,801

JSC MMC Norilsk Nickel ADR                                202,300         11,051

Phelps Dodge                                              126,900         12,553

                                                                          40,405

Oil & Gas Drilling   6.5%

Diamond Offshore Drilling                               1,162,000         46,538

GlobalSantaFe                                             405,500         13,426

Helmerich & Payne                                          93,600          3,186

Key Energy Services *                                     500,000          5,900

Nabors Industries *                                       158,000          8,104

Noble Drilling *                                          375,300         18,668

Transocean *                                            1,044,000         44,255

                                                                         140,077

Oil & Gas Equipment & Services   10.5%

Baker Hughes                                            1,000,100         42,674

BJ Services                                               592,000         27,552

Bucyrus International, Class A                            220,300          8,953

Cooper Cameron *                                          479,700         25,813

FMC Technologies *                                        268,300          8,639

Grant Prideco *                                           512,100         10,268

Hydril *                                                  423,600         19,278

Joy Global                                                 59,900          2,601

Schlumberger                                              518,200         34,693

Smith International *                                     441,700         24,033

Tidewater                                                 178,000          6,339

W-H Energy Services *                                     687,700         15,377

                                                                         226,220

Petroleum Exploration & Production   7.6%

Anadarko Petroleum                                        187,100         12,126

BG Group (GBP)                                          2,092,800         14,194

Bill Barrett *                                            100,000          3,199

Burlington Resources                                      577,500         25,121

Canadian Natural Resources (CAD)                          546,200         23,361

Devon Energy                                            1,063,118         41,376

Encore Acquisition *                                      335,200         11,702

EOG Resources                                             251,500         17,947

Nexen                                                     201,200          8,179

Pioneer Natural Resources                                 127,800          4,486

XTO Energy                                                 75,832          2,683

                                                                         164,374

Precious Metals   4.5%

Impala Platinum Holdings (ZAR)                             79,500          6,740

Meridian Gold *                                           861,300         16,339

Newmont Mining                                          1,295,509         57,534

Placer Dome                                               872,350         16,452

                                                                          97,065

Refining & Marketing   0.5%

Premcor                                                   231,400          9,758

                                                                           9,758

Total Natural Resource-Related                                         1,981,256


Total Common Stocks (Cost  $1,109,240)                                 2,001,132


CONVERTIBLE PREFERRED STOCKS   0.0%

Western Water *@                                            2,259              7

Total Convertible Preferred Stocks (Cost  $2,000)                              7

SHORT-TERM INVESTMENTS   7.2%

Money Market Fund   7.2%

T. Rowe Price Reserve Investment Fund, 2.28% #+       154,904,637        154,905

                                                                         154,905

Promissory Note   0.0%

Western Water, 2.00%, 10/2/05 *@                          249,982              0

                                                                               0

Total Short-Term Investments (Cost  $154,905)                            154,905

Total Investments in Securities

100.4% of Net Assets (Cost $1,266,145)                                $2,156,044
                                                                      ----------

 (1) Denominated in U.S. dollars unless otherwise noted

   # Seven-day yield

   * Non-income producing

   ! Affiliated company - See Note 4

   @ Valued by the T. Rowe Price Valuation Committee, established by the fund's
     Board of Directors

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total value of such securities at period-end amounts to $8,308 and represents 0.4% of net assets

 ADR American Depository Receipts

 ADS American Depository Shares

 AUD Australian dollar

 CAD Canadian dollar

 GBP British pound

 NOK Norwegian krone

REIT Real Estate Investment Trust

 ZAR South African rand

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $154,905)                           $       154,905

  Non-affiliated companies (cost $1,111,240)                           2,001,139

  Total investments in securities                                      2,156,044

Other assets                                                              10,004

Total assets                                                           2,166,048

Liabilities

Total liabilities                                                         17,756

NET ASSETS                                                       $     2,148,292
                                                                 ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                       $           641

Undistributed net realized gain (loss)                                     2,816

Net unrealized gain (loss)                                               889,905

Paid-in-capital applicable to 63,791,168 shares of
$1.00 par value capital stock outstanding;
200,000,000 shares authorized                                          1,254,930

NET ASSETS                                                       $     2,148,292
                                                                 ---------------

NET ASSET VALUE PER SHARE                                        $         33.68
                                                                 ---------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Investment Income (Loss)

Income

  Dividend                                                       $       25,890

  Interest                                                                   52

  Total income                                                           25,942

Expenses

  Investment management                                                   9,378

  Shareholder servicing                                                   1,650

  Custody and accounting                                                    167

  Prospectus and shareholder reports                                        135

  Registration                                                               63

  Legal and audit                                                            20

  Directors                                                                   7

  Miscellaneous                                                              16

  Total expenses                                                         11,436

  Expenses paid indirectly                                                   (3)

  Net expenses                                                           11,433

Net investment income (loss)                                             14,509

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                            100,846

  Foreign currency transactions                                            (171)

  Net realized gain (loss)                                              100,675

Change in net unrealized gain (loss)

  Securities                                                            342,512

  Other assets and liabilities
  denominated in foreign currencies                                           3

  Change in net unrealized gain (loss)                                  342,515

Net realized and unrealized gain (loss)                                 443,190

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                $      457,699
                                                                 --------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                             Year
                                                            Ended
                                                         12/31/04       12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                       $    14,509    $    11,880

  Net realized gain (loss)                               100,675            384

  Change in net unrealized gain (loss)                   342,515        309,209

  Increase (decrease) in net assets from operations      457,699        321,473

Distributions to shareholders

  Net investment income                                  (13,901)       (12,004)

  Net realized gain                                      (88,240)             -

  Decrease in net assets from distributions             (102,141)       (12,004)

Capital share transactions *

  Shares sold                                            705,122        172,737

  Distributions reinvested                                92,804         10,649

  Shares redeemed                                       (336,901)      (145,911)

  Increase (decrease) in net assets from capital
  share transactions                                     461,025         37,475

Net Assets

Increase (decrease) during period                        816,583        346,944

Beginning of period                                    1,331,709        984,765

End of period                                        $ 2,148,292    $ 1,331,709
                                                     --------------------------

(Including undistributed net investment income of $641 at 12/31/04 and $33 at 12/31/03)

*Share information

  Shares sold                                             23,105          7,337

  Distributions reinvested                                 2,821            407

  Shares redeemed                                        (11,067)        (6,546)

  Increase (decrease) in shares outstanding               14,859          1,198

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected non-resource growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $74,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $590,469,000 and $302,563,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 were characterized as follows for tax purposes:

Ordinary income                                                  $    19,341,000

Long-term capital gain                                                82,800,000

Total distributions                                              $   102,141,000
                                                                 ---------------

At December 31, 2004, the tax-basis components of net assets were as follows:

Unrealized appreciation                                          $  891,983,000

Unrealized depreciation                                              (2,086,000)

Net unrealized appreciation (depreciation)                          889,897,000

Undistributed ordinary income                                         3,465,000

Paid-in capital                                                   1,254,930,000

Net assets                                                       $2,148,292,000
                                                                 --------------

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

Undistributed net realized gain                                  $  (10,027,000)

Paid-in capital                                                      10,027,000

At December 31, 2004, the cost of investments for federal income tax purposes was $1,266,153,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $1,002,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $64,000 for Price Associates, $828,000 for T. Rowe Price Services, Inc., and $299,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $110,000 of these expenses was payable.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2004, the fund was allocated $73,000 of Spectrum Funds' expenses, of which $53,000 related to services provided by Price and $1,000 was payable at period-end. At December 31, 2004, no shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $1,523,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $154,905,000 and $61,561,000, respectively.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 295,904 shares of the fund, representing less than 1% of the fund's net assets.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price New Era Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Era Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

   o $7,760,000 from short-term capital gains,

   o $90,507,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $22,939,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $12,901,000 of the fund's income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price New Era Fund
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of
T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director,Mercantile Bank (4/03
                              to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1994

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
1988                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,Inc.,
(1934)                        consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

*Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]          Directorships of Other Public Companies

James A.C. Kennedy, CFA       Director and Vice President, T. Rowe Price and
(1953)                        T. Rowe Price Group, Inc.; Director, T. Rowe Price
1997                          Global Investment Services Limited and  T. Rowe
[43]                          Price International, Inc.

James S. Riepe                Director and Vice President, T. Rowe  Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1991                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, New Era Fund

*Each inside director serves until retirement, resignation, or election of a successor.


Officers

Name (Year of Birth)
Title and Fund(s) Served           Principal Occupation(s)

Stephen V. Booth, CPA (1961)       Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Era Fund       Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)           Vice President, T. Rowe Price, T. Rowe Price
Treasurer, New Era Fund            Group, Inc., T. Rowe Price Investment
                                   Services, Inc., and T. Rowe Price Trust
                                   Company

Roger L. Fiery III, CPA (1959)     Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Era Fund       Group, Inc., T. Rowe Price International,
                                   Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)              Chief Compliance Officer and Vice President,
Chief Compliance Officer,          T. Rowe Price; Vice President, T. Rowe Price
New Era Fund                       Investment Services, Inc., and T. Rowe Price
                                   Group, Inc.


Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served           Principal Occupation(s)

Gregory S. Golczewski (1966)       Vice President, T. Rowe Price and T. Rowe
Vice President, New Era Fund       Price Trust Company

Henry H. Hopkins (1942)            Director and Vice President, T. Rowe Price
Vice President, New Era Fund       Investment Services, Inc., T. Rowe Price
                                   Services, Inc., and T. Rowe Price Trust
                                   Company; Vice President, T. Rowe Price,
                                   T. Rowe Price Group, Inc., T. Rowe Price
                                   International, Inc., and T. Rowe Price
                                   Retirement Plan Services, Inc.

Lewis M. Johnson (1969)            Vice President, T. Rowe Price and  T. Rowe
Vice President, New Era Fund       Price Group, Inc.

Susan J. Klein (1950)              Vice President, T. Rowe Price
Vice President, New Era Fund

David M. Lee, CFA (1962)           Vice President, T. Rowe Price and T. Rowe
Vice President, New Era Fund       Price Group, Inc.

John D. Linehan, CFA (1965)        Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Era Fund       Group, Inc., and T. Rowe Price International,
                                   Inc.

Patricia B. Lippert (1953)         Assistant Vice President, T. Rowe Price and
Secretary, New Era Fund            T. Rowe Price Investment Services, Inc.

Heather K. McPherson, CPA (1967)   Vice President, T. Rowe Price; formerly
Vice President, New Era Fund       intern, Salomon Smith Barney (2001); Vice
                                   President of Finance and Administration,
                                   Putnam Lovell Securities, Inc. (to 2000)

Charles M. Ober, CFA (1950)        Vice President, T. Rowe Price and T. Rowe
President, New Era Fund            Price Group, Inc.

Timothy E. Parker (1974)           Vice President, T. Rowe Price and T. Rowe
Vice President, New Era Fund       Price Group, Inc.; formerly student, Darden
                                   Graduate School, University of Virginia
                                   (to 2001)

David J. Wallack (1960)            Vice President, T. Rowe Price and T. Rowe
Vice President, New Era Fund       Price Group, Inc.

Julie L. Waples (1970)             Vice President, T. Rowe Price
Vice President, New Era Fund


Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $8,564               $10,044
     Audit-Related Fees                       1,207                   574
     Tax Fees                                 2,322                 2,608
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005